UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 14, 2020

American Renal Associates Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware			001-37751	27-2170749
(State or other jurisdiction of			(Commission File Number)	(IRS Employer

500 Cummings Center	Beverly,	Massachusetts		01915
(Address of principal executive offices)				(Zip code)

(978) 922-3080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ARA	New York Stock Exchange

Item 8.01	Other Events

On September 14, 2020, the United States District Court for the District of New Jersey (the “Court”) entered an order preliminarily approving a derivative settlement and providing for notice of the settlement to stockholders of American Renal Associates Holdings, Inc. (the “Company”) in the matter captioned Johnson v. Carlucci, et al., Civil Action No. 2:19-cv-15812-MAH (D.N.J.). The proposed settlement is subject to final approval by the Court. A settlement hearing is scheduled for December 14, 2020. As required by the order, the Notice of Proposed Settlement of Derivative Action (the “Notice”) is attached to this Current Report on Form 8-K as Exhibit 99.1. The Notice and the Stipulation and Agreement of Settlement, dated July 2, 2020 are also available on the Company’s website at http://ir.americanrenal.com/. Other information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Form 8-K.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the proposed settlement of the derivative action. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: the settlement may not receive requisite approval, may not have the expected impact, including resolving the derivative action, or may require more activity or expense than expected. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the time of the filing of this Form 8-K. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Notice of Proposed Settlement of Derivative Action
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Dated:	September 18, 2020	By:	/s/ Mark Herbers
		Name:	Mark Herbers
		Title:	Interim Chief Financial Officer

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